CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-164281 on Form N-14 of our reports dated December 21, 2009, relating to the financial statements and financial highlights of the Van Kampen Trust II, including Van Kampen Global Bond Fund and Van Kampen Global Tactical Asset Allocation Fund, and to the reference to us under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information for the Van Kampen Trust II dated August 31, 2009, which is also incorporated by reference in such Registration Statement.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus in this Post-Effective Amendment No. 1 to Registration Statement No. 333-164281 on Form N-14.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
February 12, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-164281 on Form N-14 of our reports dated August 21, 2009, relating to the financial statements and financial highlights of the Van Kampen Series Fund, Inc., including Van Kampen American Value Fund, Van Kampen Emerging Markets Fund, Van Kampen Global Equity Allocation Fund, and Van Kampen Global Franchise Fund, and to the references to us under the headings “Financial Highlights” in the Prospectuses dated October 30, 2009 for the above mentioned funds and “Independent Registered Public Accounting Firm” in the Statement of Additional Information for Van Kampen Series Fund, Inc. both of which are incorporated by reference in such Registration Statement.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus in this Post-Effective Amendment No. 1 to Registration Statement No. 333-164281 on Form N-14.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
February 12, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Prospectuses of the Morgan Stanley Funds noted in the table below (the “Funds”), which Prospectuses are in turn incorporated by reference in the Joint Proxy Statement/Prospectus in this Post-Effective Amendment No. 1 to Registration Statement No. 333-164281 on Form N-14 of AIM Sector Funds (the “Registration Statement”), of our reports relating to the financial statements and financial highlights of the Funds for the respective fiscal year end dates as indicated in the table below.
We also consent to the reference to us under the captions “Comparison of Other Service Providers” in the Joint Proxy Statement/Prospectus, and “Representations and Warranties” (paragraph 4.1(j)) in the Agreement and Plan of Reorganization included in Exhibit E in the Registration Statement on Form N-14 of AIM Sector Funds, both of which are part of such Registration Statement.
We also consent to references to us on the cover page of the Statements of Additional Information as dated in the table below, which are incorporated by reference in the Joint Proxy Statement/Prospectus in the Registration Statement on Form N-14 of AIM Sector Funds.

Fund	Year End	Report Date	Prospectus and SAI Date
Morgan Stanley California Tax-Free Income Fund	December 31, 2008	February 25, 2009	April 30, 2009
Morgan Stanley New York Tax-Free Income Fund	December 31, 2008	February 25, 2009	April 30, 2009
Morgan Stanley Tax-Exempt Securities Trust	December 31, 2008	February 26, 2009	April 30, 2009
Morgan Stanley Balanced Fund	January 31, 2009	March 27, 2009	May 29, 2009
Morgan Stanley Dividend Growth Securities Inc.	February 28, 2009	April 23, 2009	June 30, 2009
Morgan Stanley Technology Fund	March 31, 2009	May 26, 2009	July 31, 2009
Morgan Stanley Global Dividend Growth Securities	March 31, 2009	May 27, 2009	July 31, 2009
Morgan Stanley Small-Mid Special Value Fund	April 30, 2009	June 25, 2009	August 31, 2009
Morgan Stanley Global Advantage Fund	May 31, 2009	July 24, 2009	September 30, 2009
Morgan Stanley Equally-Weighted S&P 500 Fund	June 30, 2009	August 24, 2009	October 30, 2009
Morgan Stanley Series Funds:
Morgan Stanley Alternative Opportunities Fund	July 31, 2009	September 25, 2009	November 30, 2009
Morgan Stanley Commodities Alpha Fund	July 31, 2009	September 29, 2009	November 30, 2009
Morgan Stanley Health Sciences Trust	July 31, 2009	September 25, 2009	November 30, 2009
Morgan Stanley Special Value Fund	July 31, 2009	September 25, 2009	November 30, 2009
Morgan Stanley Mid-Cap Value Fund	August 31, 2009	October 27, 2009	December 31, 2009
Morgan Stanley S&P 500 Index Fund	August 31, 2009	October 27, 2009	December 31, 2009
Morgan Stanley High Yield Securities Inc.	August 31, 2009	October 29, 2009	December 31, 2009
Morgan Stanley Convertible Securities Trust	September 30, 2009	November 24, 2009	January 29, 2010
Morgan Stanley Value Fund	September 30, 2009	November 24, 2009	January 29, 2010
Morgan Stanley Fundamental Value Fund	September 30, 2009	November 25, 2009	January 29, 2010
Morgan Stanley FX Series Funds:
The FX Alpha Strategy Portfolio	October 31, 2009	December 28, 2009	Not Yet Filed
The FX Alpha Plus Strategy Portfolio	October 31, 2009	December 28, 2009	Not Yet Filed
Morgan Stanley Pacific Growth Fund Inc.	October 31, 2009	December 28, 2009	Not Yet Filed
/s/ Deloitte & Touche LLP
New York, New York
February 11, 2010